                                  EXHIBIT 99.1


       In 1997, the Financial Accounting Standards Board issued Statement No. 128, "Earnings Per Share" (FAS 128). FAS 128 replaced the calculation of primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share. Earnings per share amounts for all periods have been restated to conform to FAS 128 requirements.


QUARTERLY FINANCIAL INFORMATION

         The following information restates income (loss) per share amounts under Item 8 of the Company's 1997 Form 10-K.

                                         Dec. 31,      Mar. 31,      June 30,     Sept. 30,
                                          1996          1997          1997          1997
                                        --------      --------      --------      --------
Net loss per share
as previously reported                  $  (0.09)     $  (0.08)     $  (0.22)     $  (0.03)

Net loss per share restated:
Basic and diluted loss per share        $  (0.09)     $  (0.08)     $  (0.22)     $  (0.03)


                                              Dec. 31,     Mar. 31,     June 30,     Sept. 30,
                                               1995         1996         1996          1996
                                             --------     --------     --------      --------
Net income (loss) per share
as previously reported                       $   0.56     $   0.28     $  (0.60)     $  (0.22)

Net income (loss) per share restated:
Basic income (loss) per share                $   0.59     $   0.29     $  (0.60)     $  (0.22)
Diluted income (loss) per share              $   0.56     $   0.28     $  (0.60)     $  (0.22)


FISCAL YEAR INFORMATION

       The following information restates net income (loss) per share amounts under Item 6 of the Company's 1997 Form 10-K.


                                                            Fiscal Year Ended September 30,
                                               1997          1996         1995         1994       1993
                                             --------      --------     --------     --------  --------
Net income (loss) per share
as previously reported (1)                   $  (0.43)     $   0.06     $   1.79     $   0.34     --

Net income (loss) per share restated:
Basic income (loss) per share (1)            $  (0.43)     $   0.06     $   1.98     $   0.37     --
Diluted income (loss) per share              $  (0.43)     $   0.06     $   1.80     $   0.34     --

---------------------------

(1) Prior to 1994, Statements of Operations omit net income per share as it was not presented in the Company's initial public offering registration statement. Pro forma basic income per share is presented for fiscal 1994 and 1995.

FAS 128 DISCLOSURE

         The calculation of Basic and Diluted income (loss) per share for each of the three years ended September 30, 1997 are as follows:


                                                                                   Years Ended September 30,
                                                                           1997             1996           1995
                                                                         --------         --------        --------
                                                                            In thousands, except per share data
Net income (loss)                                                        $ (7,686)        $  1,015        $ 29,653
                                                                         ========         ========        ========

Denominator for basic and proforma basic income (loss) per share:
     Weighted average common shares
         outstanding                                                       17,748           17,457          12,140
     Preferred stock (Proforma for 1995)                                       --               --           2,805
                                                                         --------         --------        --------
Denominator for basic and proforma basic
     income (loss) per share                                               17,748           17,457          14,945

Dilutive options and warrants:
     Options                                                                   --              899           1,472
     Warrants                                                                  --               --              30
                                                                         --------         --------        --------
Denominator for diluted income (loss) per share                            17,748           18,356          16,447
                                                                         ========         ========        ========

Basic income (loss) per share (Proforma in 1995)                         $  (0.43)        $   0.06        $   1.98
                                                                         ========         ========        ========
Diluted income (loss) per share                                          $  (0.43)        $   0.06        $   1.80
                                                                         ========         ========        ========